SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 27, 1998

                       INNOVATIVE VALVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-23231                76-0530346
(State or other jurisdiction of                              (I.R.S. Employer
      incorporation)            (Commission File Number)    Identification No.)

                          2 NORTHPOINT DRIVE, SUITE 300
                              HOUSTON, TEXAS 77060
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (281) 925-0300
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

               On February 27, 1998 (the "Closing Date"), Innovative Valve Technologies, Inc., a Delaware corporation (the "Company"), acquired Cypress Industries, Inc., an Illinois corporation ("Cypress"), through a stock purchase transaction (the "Acquisition"). The Company completed the Acquisition pursuant to a stock purchase agreement dated as of February 27, 1998 among the Company, Cypress, Robert J. Gerth, Robert J. Gerth Trust, Roger A. Szafranski and Roger
A. Szafranski Trust (collectively, the "Stockholders"). As consideration, the Company paid an aggregate cash purchase price of $11,808,000 and effectively assumed $5,192,000 of debt. In addition, Cypress distributed $343,000 to the Stockholders in respect of federal and state taxes attributable to its income for 1997. The total consideration for the Acquisition is subject to adjustment for any changes in Cypress' working capital from December 31, 1997 to February 27, 1998. The Company funded the payment of the cash purchase price through borrowings under its credit facility with Chase Bank of Texas, N.A., as agent, and the other lenders party thereto. The parties determined the consideration for the Acquisition through arm's-length negotiations.

               Cypress, through its three operating divisions, provides field machining, valve repair, specialized welding and babbitt bearing repair services to its customers, which include the power utility industry, steel mills and other related industrial markets. Cypress is headquartered in Schaumburg, Illinois and has operating locations in Cincinnati, Ohio and Atlanta, Georgia. The Company intends to use the acquired operations in the manner previously used by Cypress.

               A copy of the Company's March 5, 1998 press release that relates to the Acquisition is included as Exhibit 99.1 to this Report and incorporated herein by reference thereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               The historical financial statements of Cypress set forth in the Company's Registration Statement on Form S-4 (Reg. No. 333-49283) are incorporated herein by reference thereto. A copy of such financial statements is included as Exhibit 99.2 to this Report.

        (B)    PRO FORMA FINANCIAL INFORMATION.

               The Unaudited Pro Forma Combined Financial Statements set forth in the Company's Registration Statement on Form S-4 (Reg. No. 333-49283) are incorporated herein by reference thereto. A copy of such Unaudited Pro Forma Combined Financial Statements is included as Exhibit 99.3 to this Report. In addition, the Consolidated Balance Sheet of the Company and its subsidiaries as of March 31, 1998, reflecting, among other things, the Company's acquisition of Cypress, is incorporated herein by reference to Item 1 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998. A copy of such Consolidated Balance Sheet, along with the other interim financial statements of the Company and its subsidiaries included in Item 1 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, is included as Exhibit 99.4 to this Report.

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        (C)    EXHIBITS

        2* Stock Purchase Agreement dated as of February 27, 1998 by and among Innovative Valve Technologies, Inc., Cypress Industries, Inc. and the Stockholders named therein. Pursuant to Item 601(b)(2) of Regulation S-K, the Company has omitted certain Schedules and Exhibits to the Stock Purchase Agreement (all of which are listed therein) from this Exhibit 2. It hereby agrees to furnish supplementally a copy of any such omitted item to the Securities and Exchange Commission on its request.

        23.1   Consent of Crowe, Chizek and Company LLP

        99.1*  Press release issued March 5, 1998.

        99.2   Cypress Industries, Inc. Financial Statements.

        99.3   Innovative Valve Technologies, Inc. Pro Forma Financial
               Information.

        99.4 Item 1 (Financial Statements) of Innovative Valve Technologies, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.
   ----------------
        *      Previously filed.
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INNOVATIVE VALVE TECHNOLOGIES, INC.

                                            By: /s/ CHARLES F. SCHUGART
                                               Charles F. Schugart
                                               Chief Financial Officer and
                                               Senior Vice President -
                                                  Corporate Development

Date:  May 29, 1998